UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2015

Comcast Corporation
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA		19103-2838
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

At a special meeting of shareholders of Comcast Corporation (“Comcast”) held on December 10, 2015 (the “Special Meeting”), the shareholders of Comcast approved a proposal to amend and restate the Company’s Amended and Restated Articles of Incorporation (the “Prior Articles” and, as amended, the “New Articles”) in order to reclassify each issued share of Class A Special common stock into one share of Class A common stock (the “Reclassification”) and make other minor changes to the Prior Articles as described in the definitive proxy materials relating thereto, as filed on Schedule 14A with the U.S. Securities and Exchange Commission on November 10, 2015 (the “Definitive Proxy”). Following the Special Meeting, on December 11, 2015, Comcast filed Articles of Amendment effecting the New Articles with the Department of State of the Commonwealth of Pennsylvania, and the New Articles and the Reclassification became effective as of the close of business that day.

As result of the Reclassification, there are no longer outstanding any shares of Class A Special common stock of Comcast. Accordingly, Comcast has requested the delisting of shares of Class A Special common stock, which previously traded on the NASDAQ Stock Market under the ticker symbol “CMCSK.” NASDAQ has notified Comcast that trading of the Class A Special common stock on NASDAQ has ceased as of the close of business on December 11, 2015. The new shares of Class A common stock into which all issued shares of Class A Special common stock were reclassified are now listed on NASDAQ under the ticker symbol “CMCSA” (the same ticker symbol under which all shares of Class A common stock have historically traded and continue to trade) and will use the same CUSIP security identification number used by shares of Class A common stock and otherwise trade indistinguishably from the previously outstanding shares of Class A common stock. The Reclassification had no effect on the continued listing of the previously outstanding shares of Class A common stock, or the manner in which such shares are traded.

Item 3.02 Unregistered Sale of Equity Securities.

As a result of the Reclassification, Comcast issued a number of shares of Class A common stock equal to the number of shares of Class A Special common stock issued as of the effective time of the Reclassification to the holders thereof. The issuance of the shares in connection with the Reclassification was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof.

Item 3.03 Material Modification to Rights of Securities Holders.

Following the effectiveness of the Reclassification,

•	the Class A Special common stock was eliminated;

•	the prior holders of Class A Special common stock became holders of Class A common stock and are now entitled to vote together with the other holders of Class A common stock on any matter for which shares of Class A common stock are entitled to vote;

•	the holders of Class A common stock continue to hold 66 2⁄3% of the voting power of the Company’s capital stock; and

•	each share of Class A common stock remains entitled to a number of votes calculated as provided in the Prior Articles and the New Articles.

The Reclassification had no impact on the economic equity interest of holders of Class A common stock, Class A Special common stock or Class B common stock, including with regard to dividends, liquidation rights or redemption; except that stock dividends on, or stock splits of, Class B common stock may be paid or issued in shares of Class A common stock instead of Class A Special common stock as was previously the case.

Amended and Restated Description of our Class A Common Stock

The Class A common stock of Comcast was deemed registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in reliance on Rule 12g-3(d) upon the filing on November 18, 2002 by Comcast of a current report on Form 8-K. In connection with the application by the NASDAQ to transition to a national securities exchange, effective August 1, 2006, the Class A common stock became registered under Section 12(b) of the Exchange Act pursuant to the Securities and Exchange Commission’s Release No. 34-54240 dated July 31, 2006.

Comcast’s authorized capital stock consists of 7,500,000,000 shares of Class A common stock, par value $0.01, 75,000,000 shares of Class B common stock, par value $0.01, and 20,000,000 shares of Preferred Stock, par value $0.01 per share. As of the close of business on December 11, 2015, 2,436,465,724 shares of Class A common stock, 9,444,375 shares of Class B common stock and no shares of Preferred Stock were outstanding.

Voting Rights. As a general matter, on all matters submitted for a vote to holders of all classes of Comcast’s voting stock, holders of Class B common stock in the aggregate hold 33 1⁄3% of the aggregate voting power of Comcast’s capital stock (regardless of the number of shares of Class A common stock or any other class of Comcast’s capital stock outstanding at any time) and holders of Class A common stock in the aggregate hold the remaining 66 2⁄3% of the aggregate voting power of Comcast’s capital stock (because there are no other classes of voting stock of Comcast outstanding (other than the Class B common stock)). Each share of Class B common stock is entitled to 15 votes and each share of Class A common stock is entitled to a number of votes determined pursuant to a formula provided in the New Articles (which is unchanged from that provided in the Prior Articles) that ensures the previously-described allocation of voting power.

Right to Dividends and Other Distributions. The holders of Class A common stock are entitled to receive dividends and other distributions in cash, stock or property of Comcast as and when declared by the board of directors of Comcast out of legally available funds.

Right to Receive Liquidation Distributions. Upon the liquidation, dissolution or winding-up of Comcast, the holders of Class A common stock and Class B common stock are entitled to share equally in all of Comcast’s assets remaining after payment of all liabilities and the liquidation preferences of any outstanding Preferred Stock.

Other Matters. Shares of Class A common stock are not convertible into other securities of Comcast. The holders of Class A common stock have no cumulative voting rights or preemptive rights enabling them to subscribe for or receive shares of any class of Comcast’s capital stock or any other securities convertible into shares of any class of Comcast’s capital stock. There are no redemption rights or sinking fund provisions applicable to the Class A common stock. All outstanding shares of Class A common stock are fully paid and non-assessable.

Transfer Agent. Wells Fargo Bank, National Association, is the registrar and transfer agent for Comcast’s Class A common stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To effect the Reclassification, on December 11, 2015, Comcast filed Articles of Amendment with the Department of State of the Commonwealth of Pennsylvania which amended the Prior Articles, as provided in the New Articles. The New Articles also:

•	clarified the ambiguous use of the term “share exchange” in Article FIFTH of the Prior Articles by replacing the term “share exchange” with the term “interest exchange under 15 Pa.C.S. Subch. 3D”;

•	deleted obsolete provisions in Article SIXTH of the Prior Articles relating to the removal of the Chairman of the Board of Directors and the Chief Executive Officer of Comcast, the appointment of a Chairman of an executive committee of the Board of Directors and the amendment of such provisions; and

•	removed from Article SIXTH of the Prior Articles provisions relating to the appointment of Ralph J. Roberts as the Chairman of an executive committee of the Board of Directors if the Board established such a committee.

A description of the proposal with respect to these amendments was disclosed in the Definitive Proxy. A copy of the New Articles is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting, Comcast’s shareholders approved the proposal to amend and restate the Prior Articles as described in the Definitive Proxy, and in connection therewith, to effect the Reclassification. The number of votes cast for and against and the number of abstentions with respect to such proposal are set forth below, in each case, as such number of votes is calculated under our Amended and Restated Articles of Incorporation.

	For	Against	Abstain
Combined Vote – Class A Common Stock and Class B Common Stock	359,699,543	678,600	832,958

Class Vote – Class A Common Stock	218,033,918	678,600	832,958

Class Vote – Class A Special Common Stock	280,231,010	458,134	1,873,956

Item 7.01 Regulation FD Disclosure.

On December 10, 2015, Comcast issued a press release announcing that Comcast’s shareholders had approved the Reclassification. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation of Comcast Corporation

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: December 14, 2015	By:	/s/ Arthur R. Block
Arthur R. Block
Executive Senior Vice President, General Counsel and Secretary